SUPPLEMENTAL AGREEMENT NO. 11

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 11 (SA-11) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Boeing and Customer entered into that certain Letter Agreement 6-1162-TRW-0664R1 entitled “Aircraft Purchase Rights and Substitution Rights” referencing SA-3 in the footer, including the following (collectively, the Original 787 Rights Letter): Attachment A(R2) referencing SA-6 in footer, Attachment B(R2) referencing SA-6 in the footer, Attachment C(R3) referencing SA-8 in the footer, Attachment D referencing SA-3 in the footer, and Attachment E referencing SA-3 in the footer;
WHEREAS, the Original 787 Rights Letter sets forth, among other things, the treatment of aircraft Purchase Rights (as defined in the Original 787 Rights Letter);
WHEREAS, in addition to the forty-two (42) Aircraft that Customer previously agreed to purchase as set forth on Table 1(R7), Table 2(R1), and Table 3(R1),

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Customer desires to purchase twenty-five (25) additional 787-9 Aircraft and twenty-two (22) additional 787-8 Aircraft not contemplated in the original Purchase Agreement; and,  therefore, Customer hereby [*CTR] for twenty-five (25) 787-9 Aircraft (the 2018 787-9 [*CTR] Aircraft) and twenty-two (22) 787-8 Aircraft (2018 787-8 [*CTR] Aircraft, and together with the 2018 787-9 Exercised Aircraft, the 2018 [*CTR] Aircraft) pursuant to the terms and conditions of the Original 787 Rights Letter;
WHEREAS, to commit Boeing to sell and Customer to purchase the 2018 [*CTR] Aircraft, Boeing and Customer hereby agree that such 2018 [*CTR] Aircraft are hereby now considered Firm Aircraft as defined in the Original Rights Letter and no further Purchase Agreement Supplements or supplemental agreements will be required to be executed in regard to the 2018 [*CTR] Aircraft;
WHEREAS, Customer and Boeing agree that as a result of the commitment to purchase the 2018 [*CTR] Aircraft there are [*CTR] available to Customer pursuant to the Original 787 Rights Letter;
WHEREAS, Customer and Boeing agree to the addition of [*CTR] for Customer to [*CTR] 787-9 Aircraft, the addition of [*CTR] for Customer to *CTR] 787-9 Aircraft and the related [*CTR] for Customer to [*CTR] such [*CTR] Aircraft to [*CTR] Aircraft; and
WHEREAS, on or about the date hereof Customer, Boeing, and Boeing Capital Corporation (BCC) entered into that certain Letter Agreement No. 5-1005-PS-3235 (the [*CTR] Letter) whereby [*CTR]; and
WHEREAS, on or about the date hereof Customer, Boeing, and [*CTR] entered into that certain “[*CTR]” (the [*CTR]) whereby, subject to Customer’s option to [*CTR] certain 2018 787-8 [*CTR] Aircraft, [*CTR], each of the 2018 787-8 [*CTR] Aircraft, in which event [*CTR] each of the 2018 787-8 [*CTR] Aircraft back to Customer (each such [*CTR], a [*CTR]).
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.Table of Contents.

The Table of Contents referencing SA-10 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-11 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.    Tables.

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2.1    Table 5. Table 5 entitled “787-9 [*CTR] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” (Table 5) is hereby incorporated into the Purchase Agreement.
2.1.1    For the avoidance of doubt, Boeing and Customer confirm that the [*CTR] set forth on Table 5 was [*CTR] by Customer that are listed on the attachment to Exhibit A(R3) and [*CTR]. Boeing and Customer further confirm that in the event that the [*CTR] listed on the attachment to Exhibit A(R3) (or its replacement document) are ever amended or revised, for any reason, the [*CTR] on Table 5 (or its replacement document) will be [*CTR] listed on Exhibit A(R3) (or its replacement document) and [*CTR]. Additionally, the parties agree that in the event the Customer [*CTR] as a 787-9 aircraft pursuant to Letter Agreement 6-1162-TRW-0664R2, or any of the 2018 [*CTR] Aircraft as defined in Letter Agreement AAL-PA-03219-LA1804779, the [*CTR] for such [*CTR] and 2018 [*CTR] Aircraft will be [*CTR] on Exhibit A(R3) (or its replacement document) and [*CTR]. The [*CTR] is expressed in [*CTR] and is to be [*CTR] in accordance with the provisions of Supplemental Exhibit AE1 entitled “[*CTR]” as such provision have been applied to the Airframe Price.
2.1.2 The scheduled nominal delivery month for each 2018 787-9 [*CTR] (Nominal Delivery Month), as of the execution of this SA-11, is listed in Table 5. Each of the 2018 787-9 [*CTR] may be delivered in a [*CTR] consisting of the Nominal Delivery Month [*CTR] for each 2018 787-9 [*CTR] Aircraft. No later than [*CTR] prior to the Nominal Delivery Month of the first 2018 787-9 [*CTR] Aircraft in each calendar year as set forth in Table 5, Boeing will provide written notice to Customer setting forth the calendar month in the [*CTR] which will be the Scheduled Delivery Month for each 2018 787-9 [*CTR] Aircraft with a Nominal Delivery Month in such calendar year. Such notice will constitute an amendment to Table 5 and Table 5 will be restated at the execution of the next supplemental agreement to the Purchase Agreement to reflect such amendment.

2.1.3 Prior to providing such notice described in Article 2.1.2, [*CTR] of 2018 787-9 [*CTR] Aircraft scheduled for delivery in [*CTR]. Boeing agrees that, [*CTR] 2018 787-9 [*CTR] Aircraft be scheduled for delivery or delivered in any calendar month.

2.1.4 The Scheduled Delivery Month for each 2018 787-9 [*CTR] Aircraft as determined in accordance with Section 2.1.2 in this Letter Agreement for each Aircraft shall be used for purposes of applying all provisions of the Purchase Agreement, including without limitation, the [*CTR], and the [*CTR].

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2.2    Table 6. Table 6 entitled “787-8 [*CTR] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” (Table 6) is hereby incorporated into the Purchase Agreement.

2.2.2    For the avoidance of doubt, Boeing and Customer confirm that the [*CTR] set forth on Table 6 was [*CTR] by Customer that are listed on the attachment to Exhibit A2(R4) and [*CTR]. Boeing and Customer further confirm that in the event that the [*CTR] listed on the attachment to Exhibit A2(R4) (or its replacement document) are ever amended or revised, for any reason, the [*CTR] on Table 6 (or its replacement document) will be [*CTR] listed on Exhibit A2(R4) (or its replacement document) and [*CTR]. Additionally, the parties agree that in the event the Customer [*CTR] as a 787-8 aircraft pursuant to Letter Agreement 6-1162-TRW-0664R2, or any of the 2018 [*CTR] Aircraft as defined in Letter Agreement AAL-PA-03219-LA1804779, the [*CTR] for such [*CTR] or 2018 [*CTR] Aircraft will be [*CTR] listed on Exhibit A2(R4) (or its replacement document) and [*CTR]. The [*CTR] is expressed in [*CTR] and is to be [*CTR] in accordance with the provisions of Supplemental Exhibit AE1 entitled “[*CTR]” as such provision have been applied to the Airframe Price.

3.    Exhibits.
3.1    Exhibit A(R2) entitled “Aircraft Configuration Dated as Effective Date of SA-7 relating to Boeing Model [*CTR] Aircraft” referencing SA-7 in the footer is deleted in its entirety and replaced with Exhibit A(R3) entitled “Aircraft Configuration Dated as of the Effective Date of SA-11 relating to Boeing Model [*CTR]” (attached hereto) referencing SA-11 in the footer. Exhibit A(R3) is hereby incorporated into the Purchase Agreement.
3.2    Exhibit A2(R3) entitled “Aircraft Configuration Dated as Effective Date of SA-7 relating to Boeing Model [*CTR] Aircraft” referencing SA-6 in the footer is deleted in its entirety and replaced with the Exhibit A2(R4) entitled “Aircraft Configuration Dated as Effective Date of SA-11 relating to Boeing Model [*CTR] Aircraft” (attached hereto) referencing SA-11 in the footer. Exhibit A2(R4) is hereby incorporated into the Purchase Agreement.

4.    Letter Agreements.

4.1    Letter Agreement 6-1162-CLO-1047R3 entitled “[*CTR]” referencing SA-6 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-CLO-1047R4 (attached hereto) referencing SA-11 in the footer. Letter Agreement 6-1162-CLO-1047R4 is hereby incorporated into the Purchase Agreement.

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4.2    The Original 787 Rights Letter is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-TRW-0664R2 (attached hereto) referencing SA-11 in the footer. Letter Agreement 6-1162-TRW-0664R2 is hereby incorporated into the Purchase Agreement.

4.3    Letter Agreement 6-1162-TRW-0667R2 entitled “[*CTR]” referencing SA – 6 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-TRW-0667R3 (attached hereto) referencing SA-11 in the footer. Letter Agreement 6-1162-TRW-0667R3 is hereby incorporated into the Purchase Agreement.

4.4    Letter Agreement 6-1162-TRW-0674R3 entitled “Business Considerations” referencing SA-6 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-TRW-0674R4 (attached hereto) referencing SA-11 in the footer. Letter Agreement 6-1162-TRW-0674R4 is hereby incorporated into the Purchase Agreement.

4.5    Letter Agreement AAL-PA-3219-0883R1 entitled “[*CTR]” referencing SA – 6 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-3219-0883R2 (attached hereto) referencing SA-11 in the footer. AAL-PA-3219-0883R2 is hereby incorporated into the Purchase Agreement.

4.6    Letter Agreement AAL-PA-3219-1804779, entitled “[*CTR]”, including Attachments A and B thereto, is hereby incorporated into the Purchase Agreement.

4.7    Letter Agreement AAL-PA-3219-1802262, entitled “[*CTR],” including Attachments A and B thereto, is hereby incorporated into the Purchase Agreement.

4.8    Letter Agreement AAL-PA-3219-1802492, entitled “Open Configuration Matters,” is hereby incorporated into the Purchase Agreement.

5.    Miscellaneous
5.1    Attachment 1 is added to this SA-11 to show the Scheduled Delivery Month and distribution of the 2018 [*CTR] Aircraft for the [*CTR] aircraft. For the avoidance of doubt, Attachment 1 is for historical purposes only and imposes no rights or obligations as it relates to either Boeing or Customer.

5.2    Attachment 2 is added to this SA-11 to show the Scheduled Delivery Month and distribution of the 2018 [*CTR] Aircraft for the [*CTR] aircraft. For the avoidance of doubt, Attachment 2 is for historical purposes only and imposes no rights or obligations as it relates to either Boeing or Customer.

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5.3    It is noted that the Optional Feature, [*CTR]) with an [*CTR] in the amount [*CTR], as set forth on Exhibit A(R3) will be [*CTR] on the 2018 787-9 [*CTR] Aircraft. If the [*CTR] by Customer for the 2018 787-9 [*CTR] Aircraft are the same [*CTR] described in this Section 5.3, then (i) the [*CTR] apply to the 2018 787-9 [*CTR] Aircraft Price, and (ii) the [*CTR] to Customer.

5.4    The definition of “Aircraft” in Exhibit C(R1) to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

Aircraft means any or all, as the context requires, of the Boeing Model 787 aircraft described in Tables 1(R7), 2(R1), 3(R1), 5 and 6 to the Purchase Agreement, together with the [*CTR], Engines and Parts that are incorporated or installed in or attached to such aircraft.

6.    787-9 Aircraft [*CTR].
[*CTR] set forth on Attachment 3 hereto. Customer shall [*CTR]. For the avoidance of doubt, [*CTR].

Notwithstanding the foregoing, if (i) [*CTR].

For purposes of this Section 6, [*CTR] in the Aircraft General Terms Agreement entered into by and between Boeing and Customer dated October 31, 1997 (as amended by the Purchase Agreement, the AGTA), the Purchase Agreement or any Letter Agreement or Supplemental Agreement to the Purchase Agreement that [*CTR], including but not limited to, the following: Sections 7.4 or 7.5 of the AGTA, Section 1.13 of the Letter Agreement No. 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” (Misc Commitments LA), or Section 9.2 and 9.3 of this SA-11 entered into by and between Boeing and Customer dated as of the date hereof.

7.    [*CTR] Pricing.
7.1    Table 5 787-9 Aircraft. The parties hereby confirm that in accordance with Supplemental Agreement No. 5, for the 787-9 Aircraft listed in Table 5 equipped with GEnx-1B74/75 engines, the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement.

7.2    Table 6 787-8 Aircraft. The parties hereby confirm that in accordance with Supplemental Agreement No. 5, for the 787-8 Aircraft listed in Table 6 equipped

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with GEnx-1B70 engines, the [*CTR]. Such [*CTR] in accordance with the Purchase Agreement.
8.    Advance Payments.
At execution of this SA-11, Advance Payments by Customer are [*CTR] per Letter Agreement No. 6-1162-CLO-1047R4 [*CTR] in Table 5 and Table 6. For the avoidance of doubt, the [*CTR] for Table 5 is [*CTR] and for Table 6 is [*CTR]. The [*CTR]. The parties agree that such [*CTR] between Customer and Boeing as set forth in the table below. The [*CTR].

Purchase Agreement	[*CTR]
Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft	[*CTR]
Purchase Agreement No. 1979 dated October 31, 1997, relating to Boeing Model 767 aircraft	[*CTR]
Purchase Agreement No. 1980 dated October 31, 1980, relating to Boeing Model 777 aircraft	[*CTR]
Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft	[*CTR
Total	[*CTR]

9.    [*CTR].

9.1    If a [*CTR] pursuant to the proviso in the section of the [*CTR], Boeing agrees to [*CTR] of the applicable 2018 787-9 [*CTR] Aircraft, for a [*CTR]. Customer shall [*CTR] the applicable 2018 787-9 [*CTR] Aircraft during such [*CTR] notwithstanding the fact that such 2018 787-9 [*CTR] Aircraft may otherwise be [*CTR] during such period. For the avoidance of doubt, the [*CTR] shall be deemed an [*CTR] as defined in the AGTA as amended by the Misc Commitments LA, in which case the [*CTR] subject to the terms and conditions of the AGTA and the Purchase Agreement.

9.2    Customer and Boeing will [*CTR]:

9.2.1     the [*CTR] for any 2018 787-8 [*CTR] Aircraft following satisfaction by Customer of the applicable [*CTR]; or

9.2.2    Boeing, [*CTR] for such 2018 787-8 [*CTR] Aircraft.

In the event of a [*CTR], Boeing agrees to [*CTR] of the applicable 2018 787-8 [*CTR] Aircraft for the [*CTR]. Customer shall not be [*CTR] the applicable 2018 787-8 [*CTR] Aircraft during such [*CTR], as applicable, notwithstanding the fact that such

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2018 787-8 [*CTR] Aircraft may otherwise be [*CTR] during such [*CTR]. For the avoidance of doubt, the [*CTR] shall be deemed a [*CTR] as defined in Section 1.13 of the Misc Commitments LA, the [*CTR] is otherwise subject to the terms and conditions of the AGTA and the Purchase Agreement.

If prior to the [*CTR], Boeing and Customer are [*CTR], Customer may, within [*CTR] following the [*CTR], and in its sole discretion, either (i) [*CTR] the applicable 2018 787-8 [*CTR] Aircraft for which the [*CTR] occurred, or (ii) [*CTR] the Purchase Agreement with respect to (A) the applicable 2018 787-8 [*CTR] Aircraft for which the [*CTR] occurred, or (B) any [*CTR] 2018 787-8 [*CTR] Aircraft, including the applicable 2018 787-8 [*CTR] Aircraft for which the [*CTR] occurred, without [*CTR] with respect to any such 2018 787-8 [*CTR] Aircraft [*CTR] by Customer in accordance with clause (ii) of this paragraph.  If Customer [*CTR] the Purchase Agreement as to [*CTR] 2018 787-8 [*CTR] Aircraft under this Section 9.2, Boeing shall (x) [*CTR] by Customer for the [*CTR] 2018 787-8 [*CTR] Aircraft with [*CTR] from Customer to Boeing of the [*CTR] to Customer by Boeing pursuant to this Section 9.2, (y) [*CTR] from Customer all [*CTR] related to the [*CTR] 2018 787-8 [*CTR] Aircraft at the [*CTR], by Customer, and (z) [*CTR] Customer for all [*CTR] related to the anticipated [*CTR] of such [*CTR] 2018 787-8 [*CTR] Aircraft, including, but not limited to, all 2018 787-8 [*CTR] Aircraft that have been [*CTR] in accordance with this Section 9.2 but are not yet [*CTR].

9.3    Customer and Boeing will [*CTR]:

9.3.1     the [*CTR] for any 2018 787-9 [*CTR] Aircraft (as defined in the [*CTR]) following [*CTR].

In the event of a [*CTR], Boeing agrees to [*CTR] of the applicable 2018 787-9 [*CTR] Aircraft for the [*CTR]. Customer shall not be [*CTR] the applicable 2018 787-9 [*CTR] Aircraft during such [*CTR], as applicable, notwithstanding the fact that such 2018 787-9 [*CTR] Aircraft may otherwise be [*CTR] during such [*CTR]. For the avoidance of doubt, the [*CTR] shall be deemed a [*CTR] as defined in Section 1.13 of the Misc Commitments LA, the [*CTR] is otherwise subject to the terms and conditions of the AGTA and the Purchase Agreement.

If prior to the [*CTR], Boeing and Customer are [*CTR], Customer may, within [*CTR] following the [*CTR], and in its sole discretion, either (i) proceed to [*CTR] the applicable 2018 787-9 [*CTR] Aircraft for which the [*CTR] occurred, or (ii) [*CTR] the Purchase Agreement with respect to the applicable 2018 787-9 [*CTR] Aircraft for which the [*CTR] occurred, without [*CTR] with respect to such 2018 787-9 [*CTR] Aircraft [*CTR] by Customer in accordance with clause (ii) of this paragraph.  If Customer elects to [*CTR] the Purchase Agreement as to such 2018 787-9 [*CTR]

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Aircraft under this Section 9.3, Boeing shall (x) [*CTR] by Customer for the [*CTR] 2018 787-9 [*CTR] Aircraft with [*CTR] from Customer to Boeing of the [*CTR] pursuant to this Section 9.3, (y) [*CTR] from Customer all [*CTR] related to the [*CTR] 2018 787-9 [*CTR] Aircraft at the [*CTR], by Customer, and (z) [*CTR] Customer for all [*CTR] related to the anticipated [*CTR] of such [*CTR] 2018 787-9 [*CTR] Aircraft, including, but not limited to, all 2018 787-9 [*CTR] Aircraft that have been [*CTR] in accordance with this Section 9.3 but are not yet ready to be delivered.

10.    Effect on Purchase Agreement.
10.1    Table 1 Reference Clarifications.

10.1.1    References in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 1(R7), Table 2(R1) and Table 3(R1)” are now deemed to refer to “Table 1(R7), Table 2(R1), Table 3(R1), Table 5, and Table 6.” Specifically, the locations of such references are as follows:

•	Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles

•	Definitions of “Aircraft” and “Engine” in Exhibit C(R1)

•	Section 1 of Supplemental Exhibit AE1

•	Section 1.1 of Letter Agreement 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”

10.1.2    The reference to “Table 1(R4)” in Section 1.3.1.1 of the Letter Agreement AAL-PA-3219-LA-1604503 entitled “787 Aircraft [*CTR] Matters” (787 [*CTR] Letter) is deemed to refer to “Table 1(R7) and Table 5.”

10.1.3.    The references to “Table 1(R5)” in Section 3.1 of the 787 [*CTR] Letter is deemed to refer to “Table 1(R7).”

10.1.4    The reference to “Table 1(R7)” in Section 1 of Supplemental Exhibit EE1 is now deemed to refer “Table 1(R7) and Table 5”.

10.1.5    The reference to “Table 2(R1) and Table 3(R1)” in Section 1 of Supplemental Exhibit EE2 is now deemed to refer to “Table 2(R1), Table 3(R1), and Table 6”.

10.2    Supplemental Exhibit EE1 and Supplemental Exhibit EE2 Clarifications.

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10.2.1    For the avoidance of doubt, since the effective date of Supplemental Agreement No. 4 to the Purchase Agreement (SA-4) the following references to “Supplemental Exhibit EE1” have been deemed to refer to, and shall continue to be deemed to refer to, “Supplement Exhibit EE1 or Supplemental Exhibit EE2, as applicable.”

•	Section 2.15 of the Aircraft General Terms Agreement by and between Boeing and Customer dated October 31, 1997

•	Section 5.5 of the Basic Articles

•	Definition of “[*CTR]” in Exhibit C(R1)

10.2.2    For the avoidance of doubt, since the effective date of SA-4, the reference to “Supplemental Exhibit EE1” in Section 2.3 of Supplemental Exhibit EE2 has been deemed to refer to, and shall continue to be deemed to refer to, “Supplemental Exhibit EE2.”

10.2.3    For the avoidance of doubt, since the effective date of SA-4, the reference to “Supplemental Exhibit EE1” in Section 3.1 of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” has been deemed to refer to, and shall continue to be deemed to refer to, “Supplemental Exhibit EE1 or Supplemental Exhibit EE2.”

10.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Exhibit A(R2)	Exhibit A(R3)
Exhibit A2(R3)	Exhibit A2(R4)
Letter Agreement 6-1162-TRW-1047R3	Letter Agreement 6-1162-TRW-1047R4
Letter Agreement 6-1162-TRW-0664R1	Letter Agreement 6-1162-TRW-0664R2
Letter Agreement 6-1162-TRW-0667R2	Letter Agreement 6-1162-TRW-0667R3
Letter Agreement 6-1162-TRW-0674R3	Letter Agreement 6-1162-TRW-0674R4
Letter Agreement AAL-PA-3219-LA-08836R1	Letter Agreement AAL-PA-3219-LA-08836R2

10.4     For the avoidance of doubt, for purposes of Section 1.2.2.3 of the 787 [*CTR] Letter, the 2018 787-8 [*CTR] Aircraft are Rights Aircraft that are both (i) being

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delivered pursuant to an [*CTR] (as both are defined in the Original 787 Rights Letter) and (ii) a 787-8 model type Aircraft.

10.5    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

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AGREED AND ACCEPTED

April 6, 2018
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

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TABLE OF CONTENTS, continued

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([*CTR] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([*CTR] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5 6	2018 787-9 [*CTR] Aircraft Information Table – GENX 2018 787-8 [*CTR] Aircraft Information Table-GENX	SA-11 SA-11

EXHIBIT
A(R3).	Aircraft Configuration for [*CTR] Aircraft	SA-11
A2(R4)	Aircraft Configuration for [*CTR] Aircraft	SA-11
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[*CTR]
~~EE1~~.	[*CTR] WITHDRAWN	SA-2
EE2.	[*CTR]	SA-4
SLP1.	Service Life Policy Components

LETTER AGREEMENTS		SA NUMBER
3219-01	[*CTR]
3219-02	Special Terms – Seats and In-Flight Entertainment

P.A. No. 3219                SA-11
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TABLE OF CONTENTS, continued

3219-04	[*CTR]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[*CTR] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[*CTR] Terminated	SA-3
6-1162-CLO-1039	[*CTR]
6-1162-CLO-1042	[*CTR]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[*CTR]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[*CTR]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11
	Attachment D – Form of Purchase Agreement Supplement	SA-11
	Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement	SA-6
LETTER AGREEMENTS		SA NUMBER
~~6-1162-TRW-0665~~	[*CTR] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[*CTR] WITHDRAWN	SA-3
6-1162-TRW-0667R3	[*CTR]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3

P.A. No. 3219                SA-11
Table of Contents                                         Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

~~6-1162-TRW-0671~~	[*CTR] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[*CTR]	SA-11
AAL-PA-3219-LA-08837R1	[*CTR]	SA-6
AAL-PA-3219-LA-08838	[*CTR]	SA-3
AAL-LA-1106678	Assignment Matters	SA-3
AAL-PA-3219-LA-1302236R1	[*CTR]	SA-6
AAL-PA-3219-LA-1604503R1	787 [*CTR] Matters	SA-8
AAL-PA-03219-LA-1701988 AAL-PA-03219_LA-1804779 AAL-PA-03219-LA-1802262 AAL-PA-03219-LA-1802492	[*CTR] [*CTR] [*CTR] Open Configuration Matters	SA-10 SA-11 SA-11 SA-11
ATTACHMENTS
Attachment 1	Schedule for [*CTR] of 787-9 [MADP Rights]	SA-11
Attachment 2	Schedule for [*CTR] of 787-9 [QADP Rights]	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [*CTR] Schedule	SA-11

P.A. No. 3219                SA-11
Table of Contents                                         Page 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment 1: [*CTR] SA-11 Aircraft Distribution

	787-8	787-9	Delivery Month/Year
1.	[*CTR]	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]	[*CTR]
5.	[*CTR]	[*CTR]	[*CTR]
6.	[*CTR]	[*CTR]	[*CTR]
7.	[*CTR]		[*CTR]
8.	[*CTR]		[*CTR]
9.	[*CTR]		[*CTR]
10.	[*CTR]		[*CTR]
11.	[*CTR]		[*CTR]
12.	[*CTR]		[*CTR]
13.	[*CTR]		[*CTR]
14.	[*CTR]		[*CTR]
15.		[*CTR]	[*CTR]
16.		[*CTR]	[*CTR]
17.		[*CTR]	[*CTR]
18.		[*CTR]	[*CTR]
19.		[*CTR]	[*CTR]
20.		[*CTR]	[*CTR]
21.		[*CTR]	[*CTR]
22.		[*CTR]	[*CTR]
23.		[*CTR]	[*CTR]
24.		[*CTR]	[*CTR]
25.		[*CTR]	[*CTR]
26.		[*CTR]	[*CTR]
27.		[*CTR]	[*CTR]
28.		[*CTR]	[*CTR]
29.		[*CTR]	[*CTR]
	[*CTR]	[*CTR]

SA-11
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment 2: [*CTR] SA-11 Aircraft Distribution

	787-8	787-9	Delivery ~~Quarter/Year~~
~~1.~~	[*CTR]	[*CTR]	[*CTR]
~~2.~~	[*CTR]	[*CTR]	[*CTR]
~~3.~~	[*CTR]	[*CTR]	[*CTR]
~~4.~~	[*CTR]	[*CTR]	[*CTR]
~~5.~~	[*CTR]	[*CTR]	[*CTR]
~~6.~~	[*CTR]	[*CTR]	[*CTR]
~~7.~~	[*CTR]	[*CTR]	[*CTR]
~~8.~~	[*CTR]	[*CTR]	[*CTR]
~~9.~~	[*CTR]		[*CTR]
~~10.~~	[*CTR]		[*CTR]
~~11.~~	[*CTR]		[*CTR]
~~12.~~	[*CTR]		[*CTR]
~~13.~~	[*CTR]		[*CTR]
~~14.~~	[*CTR]		[*CTR]
~~15.~~	[*CTR]		[*CTR]
~~16.~~	[*CTR]		[*CTR]
~~17.~~	[*CTR]		[*CTR]
~~18.~~	[*CTR]		[*CTR]
~~19.~~	[*CTR]		[*CTR]
~~20.~~		[*CTR]	[*CTR]
~~21.~~		[*CTR]	[*CTR]
~~22.~~		[*CTR]	[*CTR]
~~23.~~		[*CTR]	[*CTR]
~~24.~~		[*CTR]	[*CTR]
~~25.~~		[*CTR]	[*CTR]
~~26.~~		[*CTR]	[*CTR]
~~27.~~		[*CTR]	[*CTR]
~~28.~~		[*CTR]	[*CTR]
~~29.~~		[*CTR]	[*CTR]
	[*CTR]	[*CTR]

SA-11
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment 3: 787-9 Aircraft [*CTR]

787-9 Aircraft	787-9 Aircraft [*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

SA-11
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 5 To
Purchase Agreement No. PA-03219
787-9 [*CTR], Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[*CTR] pounds	Detail Specification:	[*CTR]
Engine Model/Thrust:	GENX-1B74/75	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Airframe Price:		$[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Optional Features:		$[*CTR]
Sub-Total of Airframe and	Features:	$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft)	:	$[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		$[*CTR]	Base Year Index (CPI):	[*CTR]
Buyer Furnished Equipment (BFE) Estimate:		$[*CTR]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Ent		$[*CTR]	Base Year Index (ECI):	[*CTR]
LIFT Seats Provided by Boeing (Estimate):		$[*CTR]	Base Year Index (CPI):	[*CTR]
Deposit per Aircraft:		$[*CTR]

Nominal Delivery Month*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2023	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2023	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2024	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

AL-PA-03219 108759-1F.txt                                SA-11, Table 5
Boeing Proprietary                            Page 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 5 To
Purchase Agreement No. PA-03219
787-9 [*CTR], Aircraft Delivery, Description, Price and Advance Payments

Nominal Delivery Month*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2025	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2026	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
Total:    25

Note: The Advance Payment Base Price includes the [*CTR].
Per Section 5.3 of SA-11, this will be [*CTR] for the 2018 787-9 [*CTR] Aircraft. Upon final configuration of the 2018 787-9 [*CTR] Aircraft, the Advance Payment Base Price will be [*CTR] for the Aircraft.
Note: Please see section 2.1.2, 2.1.3, and 2.1.4 of SA-11, Basic Articles for details on the "Nominal Delivery Month."

AL-PA-03219 108759-1F.txt                                SA-11, Table 5
Boeing Proprietary                            Page 2
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 6 To
Purchase Agreement No. PA-03219
787-8 [*CTR] Aircraft, Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*CTR] pounds	Detail Specification:	[*CTR]
Engine Model/Thrust:	GENX-1B70	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		$[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Optional Features:		$[*CTR]
Sub-Total of Airframe and Features:		$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price	Excluding BFE/SPE):	$[*CTR]	Base Year Index (CPI):		[*CTR]
Buyer Furnished Equipment (BFE) Estimate:		$[*CTR]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Ent		$[*CTR]	Base Year Index (ECI):		[*CTR]
LIFT Seats Provided by Boeing (Estimate):		$[*CTR]	Base Year Index (CPI):		[*CTR]
Deposit per Aircraft:		$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

AAL-PA-03219 108757-1F.txt                                                                SA-11, Table 6
Boeing Proprietary                            Page 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 6 To
Purchase Agreement No. PA-03219
787-8 [*CTR] Aircraft, Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
Total:    22

AAL-PA-03219 108757-1F.txt                                                                SA-11, Table 6
Boeing Proprietary                            Page 2
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A(R3) to Purchase Agreement Number 3219

PA No. 3219                    SA-11                        Exhibit A(R3)
BOEING PROPRIETARY

Exhibit A(R3)
AIRCRAFT CONFIGURATION
Dated as of the effective Date of SA-11
relating to

BOEING MODEL [*CTR] AIRCRAFT

The Detail Specification is Boeing Detail Specification [*CTR] (the [*CTR] due to the Detail Specification being [*CTR], e.g., for the [*CTR], the Detail Specification is [*CTR]). The Detail Specification provides [*CTR] set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing 787 Airplane [*CTR] by Customer, including the effects on [*CTR], that are specified herein. [*CTR], Boeing will furnish to Customer copies of the Detail Specification, which copies will [*CTR]. The [*CTR], except such [*CTR].

PA 3219                    SA-11                    Exhibit A(R3), Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] [*CTR] A/P Price Per A/C	[*CTR] [*CTR] Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

PA 3219                    SA-11                    Exhibit A(R3), Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] [*CTR] A/P Price Per A/C	[*CTR] [*CTR] Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

PA 3219                    SA-11                    Exhibit A(R3), Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] [*CTR] A/P Price Per A/C	[*CTR] [*CTR] Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

PA 3219                    SA-11                    Exhibit A(R3), Page 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] [*CTR] A/P Price Per A/C	[*CTR] [*CTR] Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

PA 3219                    SA-11                    Exhibit A(R3), Page 4
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] [*CTR] A/P Price Per A/C	[*CTR] [*CTR] Per A/C
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]

[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]

[*CTR]	[*CTR] [*CTR] [*CTR]

[*CTR]	[*CTR] [*CTR] [*CTR]

[*CTR]	[*CTR] [*CTR] [*CTR]

[*CTR]	[*CTR] [*CTR] [*CTR]

[*CTR]	[*CTR] [*CTR] [*CTR]

[*CTR]	[*CTR] [*CTR] [*CTR]

[*CTR]	[*CTR] [*CTR] [*CTR]

PA 3219                    SA-11                    Exhibit A(R3), Page 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] [*CTR] A/P Price Per A/C	[*CTR] [*CTR] Per A/C
[*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]
[*CTR]
[*CTR]    [*CTR]        [*CTR]        [*CTR]

[*CTR]
[*CTR]    [*CTR]

PA 3219                    SA-11                    Exhibit A(R3), Page 6
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A2(R4) to Purchase Agreement Number 3219

Exhibit A2(R4)
AIRCRAFT CONFIGURATION
Dated as of the effective Date of SA-11
relating to

BOEING MODEL [*CTR] AIRCRAFT

The Detail Specification is Boeing document number [*CTR] (the [*CTR] due to the Detail Specification being [*CTR]). The Detail Specification provides [*CTR] set forth in this Exhibit A. Such Detail Specification is comprised of Boeing 787 Airplane [*CTR] by Customer, including the effects on [*CTR], that are specified herein. [*CTR], Boeing will furnish to Customer copies of the Detail Specification, which copies will [*CTR]. The [*CTR], except such [*CTR].

PA No. 3219	SA-11 Exhibit A2(R4), Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] [*CTR] A/P Price Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

Exhibit A2(R4)

PA 3219	SA-11 Page: 1 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Number	Description	Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

Exhibit A2(R4)

PA 3219	SA-11 Page: 2 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Number	Description	Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

Exhibit A2(R4)

PA 3219	SA-11 Page: 3 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Number	Description	Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

Exhibit A2(R4)

PA 3219	SA-11 Page: 4 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Number	Description	Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

Options: [*CTR]	[*CTR]	[*CTR]

Exhibit A2(R4)

PA 3219	SA-11 Page: 5 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-CLO-1047R4
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616
Subject:    [*CTR]

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[*CTR].
1.1    [*CTR].
1.2    [*CTR].
1.3    [*CTR].
1.4    [*CTR].
1.4.1    [*CTR].

1.4.2    [*CTR].
1.5    [*CTR].
1.6    [*CTR].

2.	Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

PA No. 3219                    SA-11
L.A. 6-1162-CLO-1047R4
[*CTR]                                                 Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.
Very truly yours,

THE BOEING COMPANY

By:    /s/ The Boeing Company

Its:            Attorney‑In‑Fact
ACCEPTED AND AGREED TO this

Date:    April 6, 2018

AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.

Its:  Vice President and Treasurer

PA No. 3219                    SA-11
L.A. 6-1162-CLO-1047R4
[*CTR]                                                 Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-TRW-0664R2

American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:    Aircraft Purchase Rights and Substitution Rights

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and constitutes a part of the Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto.

[*CTR]

[*CTR]

1.    Definitions.    Capitalized terms used herein and not defined pursuant to this Letter Agreement have the meanings set forth in the Purchase Agreement. The following terms, when used in capitalized form, have the following meanings:

Applicable Delivery Month means: (a) with respect to each Firm Aircraft, the Scheduled Delivery Month for such aircraft and (b) with respect to each [*CTR] specified therefore (or such other month in which a Delivery Position has been reserved for such aircraft in accordance with the procedures set forth in Section 4.3).

Applicable Purchase Agreement means: (a) when used with respect to any Rights Aircraft or Substitute Aircraft that is a model 787-923 or a 787-8, the Purchase Agreement, as may be supplemented, amended or modified, or (b) when used with respect to any Derivative made available for purchase by Customer, the purchase agreement executed and delivered pursuant to Section 8.2 hereof in connection with Customer's first purchase (if any) of such Derivative, as may be supplemented, amended or modified.

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Available Position means any Delivery Position that is available in Boeing's judgment for the delivery of a Rights Aircraft to Customer in connection with the exercise of a [*CTR].

Available Introduction Position means an Introduction Position that is available in Boeing's judgment for the delivery of a Rights Aircraft or Substitute Aircraft (as the case may be) with an interior configuration not previously certified by the FAA.

Business Day means Monday through Friday, except for U.S. federal or state holidays.

Delivery Position means that portion of the production rate that is or may from time to time be allocated by Boeing or its Affiliate for the manufacture of a model 787 aircraft (or any Derivative or Successor) and delivery of such aircraft in a specified month.

Derivative means any airframe model that is a derivative of the model 787 (other than a model 787-8 or model 787-3) that is developed by Boeing or an Affiliate of Boeing subsequent to the date hereof.

Eligible Model means all or any combination thereof, as the context requires, of the following listed airframe model types, in each case manufactured in accordance with the applicable Detail Specification identified on Attachment C(R4) (as may be subsequently revised) hereto, as such Detail Specification may be modified from time to time in accordance with Article 4 of the AGTA or as otherwise mutually agreed to by Boeing and Customer:

(a)    at any time, the Boeing model 787-923;

(b)	in the case of the Boeing model 787-8, such model will be an Eligible Model:

(i)    [*CTR]; or

(ii)    [*CTR].

(c)    any Derivative or Successor Model from and after such time as it is deemed to be an Eligible Model in accordance with the provisions of Section 9 hereof.

Expiration Date means [*CTR].

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Firm Advance Payments has the meaning set forth in Section 5.3 hereof.

Firm Aircraft means: (a) the eighty-nine (89) Boeing model 787 aircraft identified as of the date hereof on Tables 1(R7), Table 2(R1), Table 3(R1), Table 5, and Table 6 to the Purchase Agreement; and (b) any aircraft incorporated after the date hereof in an Applicable Purchase Agreement pursuant to Section 9 hereof.

Introduction Position means each Delivery Position for an Aircraft with an interior configuration not previously certified by the FAA that is designated by Boeing in the ordinary course of business as a customer introduction production position.

Launch Program means a program initiated by Boeing to design, manufacture and obtain FAA type certification for a new model type of aircraft (e.g., Model B797), or a new sub-model type of aircraft (e.g., Model 787-10). A Launch Program may require that certain conditions be met by customers ordering aircraft subject to the Launch Program, which may include but not be limited to: (i) minimum number of customers; (ii) engine availability; (iii) use of customers’ aircraft for certification and development purposes; (iv) additional restrictions on optional features available; and (v) restrictions on the availability of Delivery Positions for aircraft purchased pursuant to the exercise of certain purchase rights. Such conditions will no longer be applicable upon completion of the Launch Program.

Modified Exercise Notice means a notice delivered by Customer pursuant to Section 4.3(b) hereof.

Proposal Deposit means, with respect to each Eligible Model, that amount designated in Attachment C(R4) (as may be subsequently revised) hereto as the “[*CTR]” for such model.

Purchase Agreement Supplement means any supplement to an Applicable Purchase Agreement, substantially in the form of Attachment D hereto or otherwise in form and substance reasonably satisfactory to Boeing and Customer, from time to time executed and delivered pursuant to Section 8.1.

Purchase Rights means the [*CTR] granted pursuant hereto.

Requested Delivery Month means such month(s) in which Customer desires delivery of a Rights Aircraft subject to a [*CTR], as specified by Customer in a [*CTR].

Rights Aircraft [*CTR].

[*CTR] has the meaning set forth in Section 4.3 hereof.

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR] has the meaning set forth in Section 2 hereof.

Substitute Aircraft means any aircraft which Customer has designated, pursuant to Section 5.1 hereof, to be delivered in lieu of a Firm Aircraft.

Substitution Notice has the meaning set forth in Section 5.1 hereof.

Successor Model means [*CTR].

Then Current Engine Price means the Engine Price of Rights Aircraft or Substitute Aircraft set by the Engine Supplier as of the date of execution of a Purchase Agreement Supplement entered into by Boeing and Customer.

[*CTR].

2.    [*CTR].

3.    Information.

3.1    [*CTR].

3.2    [*CTR].

3.3    Concurrently with the disclosure by Boeing or any Affiliate of Boeing to any other customer or potential customer of plans to study the development of a Derivative or a Successor Model, Boeing will make available to Customer information, in reasonable detail, regarding such Derivative or Successor Model, including, but not limited to, the product development activities and schedule with respect thereto.

3.4    Boeing will inform Customer of, and offer Customer the opportunity to participate in, any airline working group or other forum sponsored by Boeing for the purpose of soliciting the input of potential customers in connection with the development of any Derivative or any Successor Model.

3.5    [*CTR]

3.6    [*CTR].

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 4
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.    Exercise of Purchase Rights.

4.1    Intentionally Omitted.

4.2    Intentionally Omitted.

4.3    [*CTR]:

(a)    [*CTR].

(b)    [*CTR]:

(i)    [*CTR]; and

(ii)    [*CTR].

[*CTR].

4.4    [*CTR]. Intentionally Omitted.
5.    Substitution Right.

5.1    [*CTR].

5.2    [*CTR].

5.3    [*CTR].
6.    Aircraft Price and Credit Memoranda.

6.1    [*CTR].

6.2    [*CTR].

6.3    [*CTR].

6.3.1    [*CTR].

6.3.2    [*CTR].

6.4.    [*CTR].

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.    Payments.

7.1    [*CTR].

7.2    [*CTR].

7.3.    [*CTR].

8.    Forms of Agreement.

8.1    [*CTR].

8.2    [*CTR]:

(a)    [*CTR];

(b)    [*CTR];

(c)    [*CTR]; and

(d)    [*CTR].

[*CTR].

9.    Derivative and Successor Models. If prior to the Expiration Date Boeing and Customer agree upon terms and conditions (including, without limitation, any applicable launch program conditions) for the purchase of a Derivative or Successor Model, such Derivative or Successor Model shall be deemed to be an Eligible Model hereunder, and Customer shall be entitled, subject to the terms hereof, to exercise any Purchase Right for the purchase of such Derivative or Successor Model and/or to exercise its right of substitution to have such Derivative or Successor Model delivered in lieu of any Firm Aircraft.

10.    Production Capacity Assurances. If Customer desires to purchase a sufficient number of Rights Aircraft that would, in Boeing's reasonable judgment, economically justify an increase in the production rate for the model type of aircraft Customer desires to purchase, Boeing shall use its best reasonable efforts to increase the production rate for such aircraft.

11.    Intentionally Omitted.

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 6
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

12.    Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained in this Letter Agreement without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

Very truly yours,

THE BOEING COMPANY

By:     /s/ The Boeing Company

Its:                  Attorney‑In‑Fact
ACCEPTED AND AGREED TO this   6th  day of  April  of  2018
AMERICAN AIRLINES, INC.

By:         /s/ American Airlines, Inc.

Its:        Vice President and Treasurer

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 7
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

Attachment A(R2):    Information regarding [*CTR] WITHDRAWN
Attachment B(R2):    Information regarding [*CTR] WITHDRAWN
Attachment C(R4):    Description and Price for Eligible Models
Attachment D:    Form of Purchase Agreement Supplement
Attachment E:    Letter Agreements

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights                             Page 8
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR] Attachment A(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 [*CTR] Rights (WITHDRAWN)

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
MADP Attachment A(R2)                                 Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR] Attachment B(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 [*CTR] Rights (WITHDRAWN)

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
QADP Attachment B(R2)                                 Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C(R4) to
6-1162-TRW-0664R2

Eligible Model	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Derivatives	TBD*	TBD*	TBD*	TBD*
Successor Models	TBD*	TBD*	TBD*	TBD*
*The Parties will [*CTR].

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights, Attachment                         Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment D to
6-1162-TRW-0664R2

PURCHASE AGREEMENT SUPPLEMENT NO. [___]

PURCHASE AGREEMENT SUPPLEMENT NO. 3219, dated [__________, ____], between The Boeing Company (“Boeing”) and American Airlines, Inc. (“Customer”).

R E C I T A L S:

A.    Boeing and Customer have heretofore entered into (i) that certain Purchase Agreement No. 3219, dated [__________], 2007 (as amended, supplemented, or otherwise modified, the Purchase Agreement, and capitalized terms used herein without definition shall have the meanings specified therefore in such Purchase Agreement), and (ii) that certain Letter Agreement 6-1162-TRW-0664R1 (the Rights Letter), providing for the execution and delivery from time to time of Purchase Agreement Supplements, each substantially in the form hereof, for the purpose of subjecting Rights Aircraft and Substitute Aircraft to the Purchase Agreement as and when purchased by Customer in accordance with the terms of the Rights Letter.

B.    Customer has exercised its right under the Rights Letter to purchase the aircraft described below pursuant to the terms and conditions of the Purchase Agreement as supplemented by this Purchase Agreement Supplement.

In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1.    Aircraft Description. Boeing will manufacture and sell to Customer, and Customer will purchase, the aircraft described in Table [__] attached hereto and made a part hereof.

2.    Delivery Schedule. The Scheduled Delivery Month of each aircraft is set forth in Table [__].

3.    Price. The Aircraft Basic Price and each component thereof and the Advance Payment Base Price for the aircraft are set forth in Table [__].

4.    Payment.

4.1    Boeing acknowledges receipt of a Deposit in the amount of [$_________] for each aircraft.

4.2    Customer will make advance payments to Boeing in the amount of [____%] of the Advance Payment Base Price of each aircraft, beginning with a payment of [__%], less the Deposit, on the date of this Purchase Agreement
Supplement for each aircraft. Additional payments for each aircraft are due on the first Business Day of the months and in the amounts listed in Table [__].

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights, Attachment                         Page 1
BOEING PROPRIETARY

Attachment D to
6-1162-TRW-0664R2

4.3    For any aircraft described on Table [___] having a Scheduled Delivery Month less than twenty-four (24) months from the date of this Purchase Agreement Supplement, the total amount of advance payments due upon the date of this Purchase Agreement Supplement will include all advance payments that are or were due on or before such date in accordance with the advance payment schedule set forth in Table [___].

5.    Purchase Agreement. All of the terms and provisions of the Purchase Agreement are hereby incorporated by reference in this Purchase Agreement Supplement to the same extent as if fully set forth herein; and each reference therein to “Aircraft” shall be deemed to include the aircraft described in Table [__] attached hereto.

IN WITNESS WHEREOF, Boeing and Customer have each caused this Purchase Agreement Supplement No. [____] to be duly executed as of the day and year first above written.

THE BOEING COMPANY

By: _____________________________

Name: __________________________

Title: ___________________________

AMERICAN AIRLINES, INC.

By: _____________________________

Name: __________________________

Title: ___________________________

PA No. 3219                    SA-11                L.A. 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights, Attachment D                     Page 2
BOEING PROPRIETARY

Attachment E to
6-1162-TRW-0664R2

The following letter agreements, as may be amended from time to time, between Boeing and Customer will be expressly incorporated by reference in any purchase agreement executed and delivered by the parties pursuant to Section 8.2 of this Letter Agreement:

Letter Agreement No.        Subject

6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787

6-1162-AKP-073R1	Accident Claims and Litigation

6-1162-TRW-0674R2	Business Considerations

3219-05R1	Spares Commitments

6-1162-TRW-0673R1	Confidentiality

PA No. 3219      SA-11                  LA 6-1162-TRW-0664R2
Aircraft Purchase Rights and Substitution Rights, Attachment E            Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6‑1162‑TRW‑0667R3
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 Aircraft (Aircraft).
This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.

1.	Aircraft Commitment.
For the purposes of this Letter Agreement, the “Covered Aircraft” shall be defined as a [*CTR].
Boeing commits to Customer that, for the Covered Aircraft, the [*CTR], as defined in Attachment A, during the Performance Retention Term, as defined in Paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment).

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

[*CTR].

2.	Applicability and Performance Retention Term.

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]                                                 Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR].

2.1	Delivery Schedule for Covered Aircraft.
For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.

2.2	Performance Retention Term.
[*CTR].

3.	Conditions.

3.1	Operation and Maintenance.
Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA‑approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.

3.2	Powerback.
[*CTR].
3.3     Flight Cycle Utilization and Derate.
[*CTR].

4.	Determination of Fuel Mileage Deterioration.
[*CTR].
Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).
[*CTR].

5.	Notice of Performance Deterioration.
[*CTR].

6.	Election of Actions.

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]                                                 Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Upon Boeing's receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:
6.1    Data.
Boeing will evaluate the Basic Data. At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training). If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.
6.2    Surveys.
[*CTR].
6.3    Weight.
Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.

6.4	Corrective Actions.
Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 ‑ 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance and/or refurbishment, as described in Paragraph 6.2, both on‑wing and off‑wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.
6.5    Improvement Parts and Engine Refurbishment.

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]                                                 Page 3
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the [*CTR].
[*CTR].
[*CTR].
[*CTR].

7.	Payments.
[*CTR].
7.1     Annual Excess Fuel Burn Amount.
[*CTR]:
[*CTR]
[*CTR]:
[*CTR].
[*CTR].
[*CTR].

7.2     Credit Memorandum.
[*CTR].
7.3.    Credit Adjustments.
[*CTR]
7.4    Limitation on Amount of Credits.
[*CTR].

8.	Duplication of Benefits
[*CTR].

9.	Assignment Prohibited.

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]                                                 Page 4
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

10.	Exclusive Remedy.
[*CTR].

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]                                                 Page 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.	Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.
Very truly yours,

THE BOEING COMPANY

By   /s/ The Boeing Company

Its           Attorney‑In‑Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this   6th           day of _April____ of 2018

AMERICAN AIRLINES, INC.
By:      /s/ American Airlines, Inc.

Its: Vice President and Treasurer

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]                                                 Page 6
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A: Determination of Cumulative Fleet Average Fuel Mileage Deterioration
For purposes of this Letter Agreement, the Cumulative Fleet Average Fuel Mileage Deterioration is the average cruise fuel mileage deterioration of the Covered Aircraft. The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.
1.    Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term. For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.
2.    [*CTR].
3.    [*CTR].
4.    The Current Deterioration (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]- Attachment A                                         Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A:	Determination of Cumulative Fleet Average Fuel Mileage Deterioration, continued
5.    [*CTR].
6.    The Cumulative Fleet Average Fuel Mileage Deterioration (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:
[*CTR]
[*CTR]:
[*CTR]
[*CTR]
[*CTR]
[*CTR]
7.    [*CTR].

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]                                                 Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B: Cruise Fuel Mileage Performance Determination
Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).
Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis. Customer shall reduce and analyze data obtained from the Data Events. Such analysis shall be in accordance with the methods set forth in the APM User Guide. Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.
Customer will maintain records of factors relating to fuel mileage deterioration. These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]- Attachment B                                         Page 1
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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C: Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]- Attachment C                                         Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]- Attachment C                                         Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION

(CALENDAR YEARS 2015 AND ON)

(a)	[*CTR]:

[*CTR]

(b)	[*CTR]:

[*CTR]

[*CTR].

[*CTR].

(c)	[*CTR]:

(i)    [*CTR].

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]- Attachment D                                         Page 1
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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION, continued

(ii)	[*CTR].

(iii)    [*CTR].

NOTE:	[*CTR].

P.A. No. 3219                        SA-11                 L.A.6‑1162‑TRW‑0667R3
[*CTR]- Attachment D                                         Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-TRW-0674R4
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    Business Considerations

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.     Basic Credit.
[*CTR]:
[*CTR]        [*CTR]
[*CTR]        [*CTR]
[*CTR]        [*CTR]
[*CTR].
2.    Simulator Package [*CTR].
[*CTR].
3.    Delivery Reschedule Credit Memorandum.
[*CTR]:
[*CTR]        [*CTR]
[*CTR]        [*CTR]
[*CTR]        [*CTR]
[*CTR].

P.A. No. 3219                        SA-11             L.A.6-1162-TRW-0674R4
Business Considerations                                           Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.    [*CTR].
4a.    [*CTR].
4a.1    [*CTR] (as defined in Section 4a.2 herein) and each [*CTR] (as defined in Section 4a.2 herein), [*CTR]. The [*CTR] in accordance with the provisions of the [*CTR] as such provisions have been applied to the [*CTR]. Such [*CTR]. The [*CTR] in addition to the [*CTR] pursuant to Section 3 of this Letter Agreement.
4a.2    Section 4a Definitions: For purposes of this Section 4a, the following definitions shall apply:
[*CTR] means each of the [*CTR] at the effective date of this Letter Agreement 6-1162-TRW-0674R4.
5.    [*CTR].
[*CTR].
6.    2018 787-9 [*CTR] Aircraft [*CTR].

In consideration of [*CTR] pursuant to Letter Agreement 6-1162-TRW-0664R1, as such [*CTR] is further described in Supplemental Agreement No. 11, Boeing [*CTR] the 2018 787-9 [*CTR] Aircraft [*CTR] pursuant to the terms of this Section 6 for [*CTR] at the time of execution of this Letter Agreement (2018 787-9 [*CTR] Aircraft). Boeing will [*CTR] at the time of delivery of each 787-9 [*CTR] Aircraft a [*CTR]. The [*CTR] in accordance with the provisions of the [*CTR] as such provisions have been applied to the [*CTR]. Such [*CTR] at the time of delivery of the applicable 2018 787-9 [*CTR] Aircraft. The 2018 787-9 [*CTR] Aircraft [*CTR] in addition to the [*CTR] pursuant to Section 4 of this Letter Agreement.
7.    2018 787-9 [*CTR] Aircraft [*CTR].

7.1    In [*CTR] of the [*CTR] Aircraft, Boeing [*CTR]. Each [*CTR] Aircraft [*CTR] in accordance with the provisions of the [*CTR] as such provisions have been applied to the [*CTR]. Except as provided in Section 7.2, below, a [*CTR] Aircraft [*CTR] of a [*CTR] Aircraft, the [*CTR] of a [*CTR] Aircraft, the [*CTR] of a [*CTR] Aircraft, and the [*CTR] of a [*CTR] Aircraft. Such [*CTR] Aircraft [*CTR] of the applicable [*CTR] Aircraft.

7.2    If either [*CTR] the Purchase Agreement as to the delivery of one or more [*CTR] Aircraft as and when permitted under a [*CTR] (as defined in Section 7.3 below), such [*CTR] Aircraft will be [*CTR], and shall be [*CTR], solely for purposes of [*CTR] a [*CTR] Aircraft [*CTR].

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If a [*CTR] Aircraft is [*CTR] in accordance with the [*CTR], the applicable [*CTR] Aircraft [*CTR] as follows:

(a) the [*CTR];

(b) the [*CTR];

(c) the [*CTR]; and

(d) the [*CTR].

(e) If the [*CTR].

7.3    For purposes of Section 7.2, [*CTR] means any provision in the Aircraft General Terms Agreement entered into by and between Boeing and Customer dated October 31, 1997 (as amended by the Purchase Agreement, AGTA), the Purchase Agreement or any Letter Agreement or Supplemental Agreement to the Purchase Agreement that [*CTR] Aircraft, including but not limited to, the following: Sections 7.4 or 7.5 of the AGTA, Section 1.13 of the Letter Agreement No. 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft”, or Section 9.2 and 9.3 of Supplemental Agreement No. 11 entered into by and between Boeing and Customer dated as of the date hereof.

7.4    Notwithstanding anything to the contrary in this Section 7, once a [*CTR] Aircraft [*CTR] in accordance with this Letter Agreement, [*CTR] as provided in Section 7.1 of this Letter Agreement and in no event will Customer [*CTR] Aircraft [*CTR] by this Letter Agreement to be [*CTR] Customer.
8.    [*CTR].

In consideration of [*CTR] pursuant to Letter Agreement 6-1162-TRW-0664R2 as further described in Supplemental Agreement No. 11, at the time of execution of this Letter Agreement, Boeing will [*CTR].
9.    787 [*CTR].

In consideration of Customer’s [*CTR] pursuant to Letter Agreement 6-1162-TRW-0664R2 as further described in Supplemental Agreement No. 11, Boeing will [*CTR] the following:

9.1    At time of execution of this Letter Agreement, [*CTR] by Customer. This [*CTR]. [*CTR].

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9.2    At the time of execution of this Letter Agreement, Boeing will [*CTR] Aircraft ([*CTR] Aircraft): [*CTR]. The [*CTR]. At the delivery of each [*CTR] Aircraft, Boeing [*CTR]. The [*CTR] of the applicable Aircraft in accordance with the provisions of the [*CTR] as such provisions have been applied to the [*CTR]. Such [*CTR].
10.    [*CTR].
[*CTR].

11.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement and or the Purchase Agreement. Customer and Boeing will limit the disclosure of its contents to employees of Customer or Boeing, as applicable, with a need to know the contents for purposes of helping the applicable party perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

P.A. No. 3219                        SA-11             L.A.6-1162-TRW-0674R4
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Very truly yours,

THE BOEING COMPANY

By:   /s/ The Boeing Company

Its:            Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:    April 6, 2018
AMERICAN AIRLINES, INC.

By:    /s/American Airlines, Inc.

Its:   Vice President and Treasurer

P.A. No. 3219                        SA-11             L.A.6-1162-TRW-0674R4
Business Considerations                                           Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-3219-LA-08836R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 Aircraft (Aircraft).
This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.

1.	Aircraft Commitment.
For the purposes of this Letter Agreement, the Covered Aircraft shall be defined as a [*CTR].
Boeing commits to Customer that, [*CTR], as defined in Attachment A, during the Performance Retention Term, as defined in Paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment).

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]

2.	Applicability and Performance Retention Term.
[*CTR]

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2.1	Delivery Schedule for Covered Aircraft.
For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.

2.2	Performance Retention Term.
[*CTR].

3.	Conditions.

3.1	Operation and Maintenance.
Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA‑approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.

3.2	Powerback.
[*CTR].
3.3     Flight Cycle Utilization and Derate.
[*CTR].

4.	Determination of Fuel Mileage Deterioration.
[*CTR].
Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).
[*CTR].

5.	Notice of Performance Deterioration.
[*CTR]

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6.	Election of Actions.
Upon Boeing's receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:
6.1    Data.
Boeing will evaluate the Basic Data. At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training). If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.
6.2    Surveys.
[*CTR].
6.3    Weight.
Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.

6.4	Corrective Actions.
Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 ‑ 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance and/or refurbishment, as described in Paragraph 6.2, both on‑wing and off‑wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.

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6.5    Improvement Parts and Engine Refurbishment.
Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the [*CTR].
[*CTR].
[*CTR].
[*CTR].

7.	Payments.
[*CTR].
7.1     Annual Excess Fuel Burn Amount.
[*CTR]:
[*CTR].
7.2    Credit Memorandum.
[*CTR].
7.3.    Credit Adjustments.
[*CTR]
7.4    Limitation on Amount of Credits.
[*CTR].

8.	Duplication of Benefits
[*CTR].

9.	Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

10.	Exclusive Remedy.
[*CTR].

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11.	Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

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Very truly yours,

THE BOEING COMPANY

By  /s/ The Boeing Company

Its           Attorney‑In‑Fact
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.
ACCEPTED AND AGREED TO this   6th    day of  April         of  2018

AMERICAN AIRLINES, INC.
By:     /s/ American Airlines

Its: Vice President and Treasurer

P.A. No. 3219                        SA-11                 AAL-PA-3219-LA-08836R2
[*CTR]                                                   Page 6
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Attachment A: Determination of Cumulative Fleet Average Fuel Mileage Deterioration
For purposes of this Letter Agreement, the “Cumulative Fleet Average Fuel Mileage Deterioration” is the average cruise fuel mileage deterioration of the Covered Aircraft. The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.
1.    Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term. For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.
2.    [*CTR].
3.    [*CTR].
4.    The Current Deterioration (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.

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Attachment A:	Determination of Cumulative Fleet Average Fuel Mileage Deterioration, continued
5.    [*CTR].
6.    The Cumulative Fleet Average Fuel Mileage Deterioration (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:
[*CTR]
7.    [*CTR].

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Attachment B: Cruise Fuel Mileage Performance Determination
Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).
Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis. Customer shall reduce and analyze data obtained from the Data Events. Such analysis shall be in accordance with the methods set forth in the APM User Guide. Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.
Customer will maintain records of factors relating to fuel mileage deterioration. These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

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[*CTR] - Attachment B                          Page 1
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Attachment C: Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

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[*CTR] - Attachment C                                           Page 1
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[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

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[*CTR] - Attachment C                                           Page 2
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Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION

(CALENDAR YEARS 2015 AND ON)

(a)	[*CTR]:

[*CTR]

(b)	[*CTR]:

[*CTR]

[*CTR].

[*CTR].

(c)	[*CTR]:

(i)    [*CTR]

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[*CTR] - Attachment D                                           Page 1
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Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION, continued

(ii)    [*CTR].

(iii)    [*CTR].

NOTE:	[*CTR].

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[*CTR] - Attachment D                                           Page 2
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL‑PA‑03219‑LA‑1804779
American Airlines, Inc.
P.O. Box 619616
Dallas‑Fort Worth Airport, Texas 75261‑9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to [*CTR] Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in [*CTR] to the Aircraft described in Table 1(R7) and Table 5 to the Purchase Agreement as of the date of execution of this Letter Agreement, [*CTR].
2.    Delivery.
The number of initial [*CTR] are listed in Attachment A to this Letter Agreement. No later than [*CTR] in each calendar year as listed in Attachment A to this Letter Agreement, Boeing will provide written notice [*CTR] in such calendar year. Such [*CTR] will constitute an amendment to Attachment A.

3.    [*CTR].
3.1    Customer may [*CTR] by giving written notice to Boeing [*CTR] on or before the date that is the later of [*CTR]. Upon the giving of such [*CTR] referenced in such [*CTR] shall be deemed an Aircraft for all purposes of the Purchase Agreement and an [*CTR] for the purposes of this Letter Agreement.
3.2    If Boeing must [*CTR], subject to Customer's agreement. Such [*CTR]. If Boeing [*CTR]. If within [*CTR]. If the parties are [*CTR]. Immediately upon the [*CTR] to Customer by Boeing. When making any such [*CTR] to other customers.
4.    [*CTR].
Customer will have the [*CTR], subject to the following terms:

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4.1    The [*CTR] are shown in Attachments A and B to this Letter Agreement are [*CTR], subject to the provisions in Section 4.2 below.
4.2    For each of the [*CTR] indicated in Attachment A to this Letter Agreement. Customer may [*CTR]. By way of example, if an [*CTR].

4.2.1    Notwithstanding the foregoing, Customer may [*CTR] in Attachment A to this Letter Agreement by giving Boeing written notice of such [*CTR] in the event of any of the following: (i) an [*CTR] in accordance with Section 3.2 above, (ii) such [*CTR] in accordance with Section 3.2 above, or (iii) a [*CTR], in accordance with Section 2 of Letter Agreement No. AAL-PA-03219-LA-1802262, entitled “[*CTR]”.

4.2.2    If Customer provides Boeing with an [*CTR]. If Boeing [*CTR] as set forth on Attachment B to this Letter Agreement.

4.2.3    If Boeing is [*CTR] set forth on Attachment B to this Letter Agreement, then Boeing shall [*CTR]. If Customer [*CTR].

4.2.4    [*CTR] in accordance with Section 4.2.3 shall be [*CTR] until the Limited Scope Supplemental Agreement is executed by the parties.
4.3    A [*CTR], as follows:
4.3.1 Upon the [*CTR] as set forth on Attachment B of this Letter Agreement; or
4.3.2 Upon Customer’s [*CTR] as set forth on Attachment B of this Letter Agreement and [*CTR].
4.4    For avoidance of doubt, all [*CTR].
5.    [*CTR].
5.1    Subject to the provisions of Section 5.2, below, the [*CTR] shown in Attachment A to this Letter Agreement.
5.2    Boeing [*CTR] pursuant to the provisions of Section 5.1 at [*CTR] to Customer.
6.    [*CTR].
6.1    The [*CTR] are identified in Attachment A to this Letter Agreement. The [*CTR] are identified in Attachment B to this Letter Agreement.
6.2    The [*CTR] in accordance with the terms set forth in [*CTR] as such provisions have been applied to the [*CTR].

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6.3    At the time of execution of each Limited Scope Supplemental Agreement, the [*CTR] in accordance with the terms of the Purchase Agreement.

6.4.    [*CTR]. Boeing will [*CTR] to Customer:
6.4.1    [*CTR]. Boeing will [*CTR] to Customer at the [*CTR]. The [*CTR] is:
[*CTR]        [*CTR]
[*CTR]        [*CTR]

Each such [*CTR] as such provisions have been applied to the [*CTR].
6.4.2    [*CTR]. Boeing will [*CTR] to Customer at the [*CTR]. The [*CTR] in accordance with the provisions of the [*CTR] as such provisions have been applied to the [*CTR]. Such [*CTR].
6.4.3    [*CTR]. Boeing will [*CTR] to Customer at the [*CTR]. The [*CTR] in accordance with the provisions of the [*CTR] as such provisions have been applied to the [*CTR]. Such [*CTR].

6.4.4 [*CTR]. In recognition of Customer [*CTR] per this Letter Agreement, Boeing will [*CTR] to Customer up to [*CTR]. The [*CTR] in accordance with the provisions of the [*CTR] as such provisions have been applied to the [*CTR]. Except as set forth below in this Section 6.4.4, the [*CTR]. Each [*CTR].

6.4.4.1   If (i) Customer [*CTR] or (ii) the [*CTR].  The [*CTR] in accordance with the provisions of the [*CTR] Letter Agreement, as such provisions have been applied to the [*CTR].  The [*CTR]; provided that:

(i)    if the [*CTR];

(ii)    if the [*CTR];

(iii) if the [*CTR];

(iv) if the [*CTR].

Such [*CTR].

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7. [*CTR].
7.1    Customer will [*CTR], on the date of execution of this Letter Agreement. If Customer [*CTR]. If Customer [*CTR].
7.2    Customer shall [*CTR]. For the avoidance of doubt, there shall be no [*CTR].

7.3    Notwithstanding the amount shown in Attachment A, the [*CTR]. Upon execution of this Letter Agreement, [*CTR].

7.4    Upon execution of a Limited Scope Supplemental Agreement [*CTR] as specified in Section 1.4.2 of Letter Agreement 6-1162-CLO-1047R4, entitled “[*CTR]” of the Purchase Agreement. The remainder of the [*CTR] in accordance with the provisions of the Purchase Agreement. For the avoidance of doubt, [*CTR] until the applicable Limited Scope Supplemental Agreement has been entered into by the parties.
8.    [*CTR].
Upon Customer’s [*CTR], Boeing and Customer will enter into a Supplemental Agreement with respect to each [*CTR], the scope and purpose of which shall be limited to [*CTR] into the Purchase Agreement as an [*CTR] into this Letter Agreement as an [*CTR] (Limited Scope Supplemental Agreement). The Limited Scope Supplemental Agreement will incorporate the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement (including, but not limited to, modifications to Attachment A to this Letter Agreement to reflect the addition of new [*CTR] and modifications to Attachment A to Letter Agreement AAL-PA-03219-LA-1802262 entitled “[*CTR]” to reflect the addition of the new Aircraft).
9. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.

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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	April 6, 2018

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President and Treasurer

AAL‑PA‑03219‑LA‑1804779                                SA-11
[*CTR]                                            Page 5 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A To
Letter Agreement No. AAL-03219-LA-1804779
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[*CTR] pounds		Detail Specification:				[*CTR]
Engine Model/Thrust:	GENX-1B74/75	[*CTR] pounds		Airframe Price Base Year/Escalation Formula:				[*CTR]	[*CTR]
Airframe Price:		$[*CTR]		Engine Price Base Year/Escalation Formula:				[*CTR]	[*CTR]
Optional Features:		$[*CTR]
Sub-Total of Airframe and Features:		$[*CTR]		Airframe Escalation Data:
Engine Price (Per Aircraft):		$[*CTR		Base Year Index (ECI):					[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		$[*CTR]		Base Year Index (CPI):				[*CTR]
Buyer Furnished Equipment (BFE) Estimate:		$[*CTR]		Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entert		$[*CTR]		Base Year Index (ECI):				[*CTR]
LIFT Seats Provided by Boeing (Estimate):		$[*CTR]		Base Year Index (CPI):				[*CTR]
Non-Refundable Deposit/Aircraft at Def Agreemt:		$[*CTR]
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*CTR]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

AAL-PA-1804779, Attach A, [*CTR], 108758-1O.txt                SA-11                            Page 1
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A To
Letter Agreement No. AAL-03219-LA-1804779
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*CTR]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
Total:    [*CTR]

Note: Each [*CTR] represents the [*CTR]: [*CTR]
Note: The [*CTR] includes the [*CTR] selected for the Aircraft.

AAL-PA-1804779, Attach A, [*CTR], 108758-1O.txt                SA-11                            Page 2
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B To
Letter Agreement No. AAL-03219-LA-1804779
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[*CTR] pounds	Detail Specification:	[*CTR]
Engine Model/Thrust:	GENX-1B74/75	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		$[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Optional Features:		$[*CTR]
Sub-Total of Airframe and Features:		$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		$[*CTR]	Base Year Index (CPI):		[*CTR]
Buyer Furnished Equipment (BFE) Estimate:		$[*CTR]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entert		$[*CTR]	Base Year Index (ECI):		[*CTR]
LIFT Seats Provided by Boeing (Estimate):		$[*CTR]	Base Year Index (CPI):		[*CTR]
Non-Refundable Deposit/Aircraft at Def Agreemt:		$[*CTR]

[*CTR] Aircraft Scheduled Delivery Quarter	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

AAL-PA-1804779, Attach B, [*CTR], 108758-1O.txt                     SA-11                            Page 1
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B To
Letter Agreement No. AAL-03219-LA-1804779
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

[*CTR] Aircraft Scheduled Delivery Quarter	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery:
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
Total:    14

Note: Each [*CTR] represents the [*CTR]: [*CTR]
Note: The [*CTR] includes the [*CTR] selected for the Aircraft.

AAL-PA-1804779, Attach B, [*CTR], 108758-1O.txt                     SA-11                            Page 2
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-03219-LA-1802262

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [*CTR]

Reference:    Purchase Agreement No. 03219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer agree that Customer may substitute the purchase of a Boeing Model 787-8 aircraft in place of any 2018 Option Aircraft, as defined in article 1 below (Substitution Right), subject to the following terms and conditions:

1.Definitions.

[*CTR], for purposes of this Letter Agreement, has the definition ascribed to such term in Section 1 of Letter Agreement AAL‑PA‑03219‑LA‑1804779 entitled “[*CTR]” (the [*CTR]).

[*CTR] for purposes of this Letter Agreement, means [*CTR].
2.    Customer’s Written Notice.
Customer shall provide written notice to Boeing [*CTR].
Such [*CTR].
3.    Boeing’s [*CTR].
3.1    Customer’s [*CTR]. Within [*CTR], Boeing will provide a [*CTR].

AAL-PA-03219-LA-1802262                                    SA-11
[*CTR]                                                Page 1 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2    If Boeing is [*CTR]. Customer will have [*CTR].
3.3    All of Boeing’s [*CTR]; however, such [*CTR].

3.4    If the [*CTR].
4.        [*CTR] Limited Scope Supplemental Agreement.
Upon Customer’s [*CTR], Boeing and Customer will enter into a supplemental agreement with respect to each [*CTR], the scope and purpose of which shall be limited to incorporating the [*CTR] into the Purchase Agreement as an [*CTR] ([*CTR] Limited Scope Supplemental Agreement). The [*CTR] Limited Scope Supplemental Agreement will incorporate the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement (including, but not limited to, modifications to Attachment A to this Letter Agreement to reflect the addition of [*CTR]). Upon the execution and delivery of a [*CTR] Limited Scope Supplemental Agreement pursuant to this Section 4, the [*CTR] identified in such [*CTR] Limited Scope Supplemental Agreement shall be [*CTR] as defined in the Purchase Agreement and shall for all purposes be governed by the Purchase Agreement.
5.        [*CTR].
5.1    The [*CTR] for the [*CTR] are set forth in Attachment A to this Letter Agreement.
5.2    The [*CTR] for each of [*CTR] shall be [*CTR] in accordance with the terms set forth in [*CTR] as such provisions have been applied to the [*CTR].
5.3    At the time of execution of each [*CTR] Limited Scope Supplemental Agreement, the [*CTR].
5.4    Any [*CTR] made by Customer to Boeing with respect to an applicable [*CTR] Limited Scope Supplemental Agreement relating thereto. If the parties had previously entered into a Limited Scope Supplemental Agreement pursuant to the [*CTR] Limited Scope Supplemental Agreement had been entered into as of the as of the date the applicable Limited Scope Supplemental Agreement as defined in the [*CTR]. If the amount of any [*CTR], then [*CTR]. If the amount of the [*CTR].
5.5     [*CTR].     At the time of [*CTR]:
5.5.1 In [*CTR] is:
[*CTR]        [*CTR]

AAL-PA-03219-LA-1802262                                    SA-11
[*CTR]                                                Page 2 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR]	[*CTR]
Each such [*CTR].

5.5.2    Boeing will [*CTR].

6.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior consent of Boeing.
7.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

AAL-PA-03219-LA-1802262                                    SA-11
[*CTR]                                                Page 3 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 6, 2018

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President and Treasurer

AAL-PA-03219-LA-1802262                                    SA-11
[*CTR]                                                Page 4 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A

Airframe Price, Optional Features Prices, and Aircraft Basic Price for the 787-8

AAL-PA-03219-LA-1802262                                    SA-11
[*CTR]                                                Page 5 of 5
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A To
Letter Agreement No. AAL-03219-LA-1802262
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:    787-8        [*CTR] pounds    Detail Specification:    [*CTR]

Engine Model/Thrust:	GENX-1B70	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		$[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Optional Features:		$[*CTR]
Sub-Total of Airframe and Features:		$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		$[*CTR]	Base Year Index (CPI):		[*CTR]
Buyer Furnished Equipment (BFE) Estimate:		$[*CTR]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Enter $2,388,000	$[*CTR]		Base Year Index (ECI):		[*CTR]
LIFT Seats Provided by Boeing (Estimate):		$[*CTR]	Base Year Index (CPI):		[*CTR]
Deposit per Aircraft:		$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*CTR]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-11                                        Page 1
AAL-LA-1802262, 787-8, [*CTR], 108818-1F.txt
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A To
Letter Agreement No. AAL-03219-LA-1802262
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*CTR]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
Total:    14
Note: Each [*CTR] represents the [*CTR]: [*CTR]

SA-11                                        Page 2
AAL-LA-1802262, 787-8, [*CTR], 108818-1F.txt
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B To
Letter Agreement No. AAL-03219-LA-1802262
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:    787-8        [*CTR] pounds    Detail Specification:    [*CTR]

Engine Model/Thrust:	GENX-1B70	[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Airframe Price:		$[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]		[*CTR]
Optional Features:		$[*CTR]
Sub-Total of Airframe and Features:		$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[*CTR]	Base Year Index (ECI):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		$[*CTR]	Base Year Index (CPI):		[*CTR]
Buyer Furnished Equipment (BFE) Estimate:		$[*CTR]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertai		$[*CTR]	Base Year Index (ECI):		[*CTR]
LIFT Seats Provided by Boeing (Estimate):		$[*CTR]	Base Year Index (CPI):		[*CTR]
Deposit per Aircraft:		$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]

SA-11                                        Page 1
AAL-LA-1802262, 787-8, [*CTR], 108818-1F.txt
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B To
Letter Agreement No. AAL-03219-LA-1802262
[*CTR] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]	$[*CTR]
Total:    14
Note: Each [*CTR] represents the [*CTR]: [*CTR]

SA-11                                        Page 2
AAL-LA-1802262, 787-8, [*CTR], 108818-1F.txt
Boeing Proprietary
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-3219-LA-1802492

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:    Open Configuration Matters

Reference:	Purchase Agreement 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Aircraft Configuration.

1.1    [*CTR]. The initial configuration of Customer's Model 787-8 Aircraft has been defined by [*CTR] as described in Article 1 and Exhibit A2(R4) of the Purchase Agreement as modified by Boeing document number [*CTR] (787-8 Aircraft Configuration). Given the [*CTR]. Boeing and Customer agree to [*CTR] attached hereto as Attachment A [*CTR] in order to [*CTR]. Such [*CTR] by the mutual agreement of the parties. The [*CTR].

1.2    [*CTR]. The initial configuration of Customer's Model 787-9 Aircraft has been defined by [*CTR] as described in Article 1 and Exhibit A(R3) of the Purchase Agreement as modified by [*CTR] (787-9 Aircraft Configuration). Given the [*CTR] set forth in Section 6 of Supplemental Agreement No. 11. The [*CTR].

2.	Effect on Purchase Agreement.
2.1    [*CTR]. Such [*CTR] by written amendment.
2.2    [*CTR].
2.2.1    [*CTR] between
2.2.1.1    the [*CTR]; and
2.2.1.2    the [*CTR].

P.A. No. 3219                        SA-11              AAL-PA-3219-LA1802492
Open Configuration Matters                                Page 1
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Figure 1

Article 3.4.3.2 Table	787-923	787-8
The [*CTR]	[*CTR]	[*CTR]
2.2.1.3    Such [*CTR].
2.2.2    For avoidance of doubt, there will be [*CTR] that are listed on Exhibit A(R3) (inclusive of the list of [*CTR]) and Exhibit A2(R4) and that remain as part of the [*CTR], as applicable (i.e. that is that the [*CTR] listed on Exhibit A(R3) or A2(R4) as applicable).

3.	Purchase Agreement Amendment.
3.1    Within [*CTR] of the Boeing Model 787‑9 and 787-8 Aircraft, Boeing and Customer will [*CTR] for the Boeing Model 787-9 and 787-8 aircraft to reflect the following:
3.1.1    [*CTR]; and
3.1.2    [*CTR].

4.	Confidential Treatment.
The confidentiality of this Letter Agreement is governed by Letter Agreement 6‑1162-TRW-0673R1 entitled “Confidentiality”.

P.A. No. 3219                        SA-11              AAL-PA-3219-LA1802492
Open Configuration Matters                                Page 2
BOEING PROPRIETARY
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By:   /s/ The Boeing Company

Its:            Attorney‑In‑Fact
ACCEPTED AND AGREED TO this
Date:    April 6, 2018
AMERICAN AIRLINES, INC.

By:   American Airlines, Inc.

Its:   Vice President and Treasurer

P.A. No. 3219                        SA-11              AAL-PA-3219-LA1802492
Open Configuration Matters                                Page 3
BOEING PROPRIETARY

Attachment A
[to be inserted]

P.A. No. 3219                        SA-11              AAL-PA-3219-LA1802492
Open Configuration Matters                                Page 4
BOEING PROPRIETARY

Boeing Proprietary
787 for [*CTR]
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787 for [*CTR]
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787 for [*CTR]
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[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]